Exhibit 10.6.1

Amended and Restated as of March 12, 2015

Harmony Merger Corp.

777 Third Avenue, 37th Floor
New York, New York 10017

Gentlemen:

This letter agreement amends and restates any prior agreements between the parties hereto in their entirety and any prior agreements shall be deemed to have been superseded and replaced in their entirety by this letter agreement.

Harmony Merger Corp. ("Corporation"), a blank check company formed for the purpose of acquiring one or more businesses or entities (a "Business Combination"), intends to register its securities under the Securities Act of 1933, as amended ("Securities Act"), in connection with its initial public offering

The undersigned hereby commits that he will purchase an aggregate of 30,000 units of the Corporation ("Insider Units"), each Insider Unit consisting of one share of Common Stock and one warrant ("Warrant") to purchase one share of Common Stock for $11.50, for an aggregate purchase price of $300,000.00 (the "Purchase Price"). The undersigned has previously caused the Purchase Price to be delivered to Graubard Miller ("GM"), counsel for the Corporation, to hold in a non-interest bearing account until the Corporation consummates the IPO. The consummation of the purchase and issuance of the Insider Units shall occur simultaneously with the consummation of the IPO. Simultaneously with the consummation of the IPO, GM shall deposit the Purchase Price, without interest or deduction, into the trust fund ("Trust Fund") established by the Corporation for the benefit of the Corporation's public stockholders as described in the Corporation's registration statement filed in connection with the IPO ("Registration Statement").

The Insider Units will be identical to the units to be sold by the Corporation in the IPO, except that:

●	the undersigned agrees to vote the shares of Common Stock included in the Insider Units in favor of any proposed Business Combination;

●	the Insider Units and underlying securities will not be transferable (except (i) amongst the initial purchasers of the Insider Units, to the Corporation's officers, directors and employees, to a holder's affiliates, or to its members upon its liquidation, (ii) to relatives and trusts for estate planning purposes, (iii) by virtue of the laws of descent and distribution upon death, (iv) pursuant to a qualified domestic relations order, (v) by private sales made in connection with the consummation of a Business Combination at prices no greater than the price at which the Insider Units were originally purchased or (vi) to the Corporation for cancellation in connection with the consummation of a Business Combination, in each case (except for clause (vi)) where the transferee agrees to the terms of the transfer restrictions and voting agreement set forth above) until after the completion of a Business Combination;

1

●	the Insider Units will be subject to customary registration rights, which shall be described in the Registration Statement;

●	the undersigned will not participate in any liquidation distribution with respect to the Insider Units (but will participate in liquidation distributions with respect to any units or shares of Common Stock purchased by the undersigned in the IPO or in the open market) if the Corporation fails to consummate a Business Combination; and

●	the Insider Units will include any additional terms or restrictions as is customary in other similarly structured blank check company offerings or as may be reasonably required by the underwriters in the IPO in order to consummate the IPO, each of which will be set forth in the Registration Statement.

The Company also agrees that so long as the Warrants included in the Private Units continue to be held by the undersigned or its permitted transferees, the Company will not redeem such Warrants and will permit the undersigned or its permitted transferees to exercise such Warrants on a cashless basis by surrendering such Warrants for that number of shares of Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of Common Stock underlying the Warrants, multiplied by the difference between the exercise price of the Warrants and the "Fair Market Value" by (y) the Fair Market Value; provided, however, that no cashless exercise shall be permitted unless the Fair Market Value is higher than the exercise price. Solely for purposes of this agreement, the "Fair Market Value" shall mean the average reported last sale price of the Common Stock for the 10 trading days ending on the day prior to the Company's receipt of the applicable exercise notice. Additionally, because the Warrants included in the Private Units are being issued in a private transaction, they may be exercisable by the undersigned or its permitted transferees for unregistered ordinary shares even if the prospectus relating to the ordinary shares issuable upon exercise of the Warrants is not current and effective.

Each of the undersigned and the Corporation acknowledges and agrees that, in order to consummate any Business Combination, the holders of Insider Shares or Insider Units (“Holders”) may be required to contribute back to the capital of the Corporation a portion of any such securities for cancellation and that such contributions will occur as follows:

●	first, all Holders other than DKU 2013 LLC, Halcyon Master Fund L.P., Covalent Capital Partners Master Fund, L.P., Jeff Hastings, and Leonard Schlemm (collectively, the “Sponsor Group”), until all Holders have the same ratio of Insider Shares to Insider Units; and

●	second, all Holders including the members of the Sponsor Group, pro rata based on the number of Insider Shares or Insider Units, as applicable, held by each Holder after giving effect to (i) above, such that in all cases the ratio of Insider Shares to Insider Units is equal.

For purposes of the immediately above provision, NPIC Limited and The K2 Principal Fund L.P. shall contribute back Insider Shares on a pro rata basis with the Sponsor Group.

2

The undersigned acknowledges and agrees that it will execute agreements in form and substance typical for transactions of this nature necessary to effectuate the foregoing agreements and obligations prior to the consummation of the IPO as are reasonably acceptable to the undersigned, including but not limited to (i) an insider letter, (ii) an escrow agreement and (iii) a registration rights agreement.

The undersigned hereby represents and warrants that:

(a)	it has been advised that the Insider Units have not been registered under the Securities Act;

(b)	it is acquiring the Insider Units for its account for investment purposes only;

(c)	it has no present intention of selling or otherwise disposing of the Insider Units in violation of the securities laws of the United States;

(d)	it is an "accredited investor" as defined by Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended;

(e)	it has had both the opportunity to ask questions and receive answers from the officers and directors of the Corporation and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder; and

(f)	it is familiar with the proposed business, management, financial condition and affairs of the Corporation.

(g)	it has full power, authority and legal capacity to execute and deliver this letter and any documents contemplated herein or needed to consummate the transactions contemplated in this letter; and

(h)	this letter constitutes its respective legal, valid and binding obligation, and is enforceable against it.

Very truly yours,

/s/ Eric S. Rosenfeld
Eric Rosenfeld
Authorized Signer &
Investment Manager
Rosenfeld Children’s Successor Trust
U/A DTD 08/20/2012

Accepted and Agreed:

Harmony Merger Corp.

By:	/s/ Eric S. Rosenfeld
Name: Eric S. Rosenfeld
Title: Chief Executive Officer

3

 Amended and Restated as of March 13, 2015

Harmony Merger Corp.

777 Third Avenue, 37th Floor

New York, New York 10017

Gentlemen:

This letter agreement amends and restates any prior agreements between the parties hereto in their entirety and any prior agreements shall be deemed to have been superseded and replaced in their entirety by this letter agreement.

Harmony Merger Corp. ("Corporation"), a blank check company formed for the purpose of acquiring one or more businesses or entities (a "Business Combination"), intends to register its securities under the Securities Act of 1933, as amended ("Securities Act"), in connection with its initial public offering ("IPO").

The undersigned hereby commits that he will purchase an aggregate of 34,371 units of the Corporation ("Insider Units"), each Insider Unit consisting of one share of Common Stock and one warrant ("Warrant") to purchase one share of Common Stock for $11.50, for an aggregate purchase price of $343,710.00 (the "Purchase Price"). Additionally, if the underwriters in the IPO exercise their overallotment option in full or part, the undersigned further commits to purchase up to an additional 12,600 Insider Units at $10.00 per Insider Unit for an aggregate purchase price of $126,000 (the "Over-Allotment Purchase Price" and together with the Initial Purchase Price, the "Purchase Price"). The undersigned will cause the Purchase Price to be delivered to Graubard Miller ("GM"), counsel for the Corporation, to hold in a non-interest bearing account until the Corporation consummates the IPO. The consummation of the purchase and issuance of the Insider Units shall occur simultaneously with the consummation of the IPO. Simultaneously with the consummation of the IPO, GM shall deposit the Purchase Price, without interest or deduction, into the trust fund ("Trust Fund") established by the Corporation for the benefit of the Corporation's public stockholders as described in the Corporation's registration statement filed in connection with the IPO ("Registration Statement").

The Insider Units will be identical to the units to be sold by the Corporation in the 1PO, except that:

●	the undersigned agrees to vote the shares of Common Stock included in the Insider Units in favor of any proposed Business Combination;

●	the Insider Units and underlying securities will not be transferable (except (i) amongst the initial purchasers of the Insider Units, to the Corporation's officers, directors and employees, to a holder's affiliates, or to its members upon its liquidation, (ii) to relatives and trusts for estate planning purposes, (iii) by virtue of the laws of descent and distribution upon death, (iv) pursuant to a qualified domestic relations order, (v) by private sales made in connection with the consummation of a Business Combination at prices no greater than the price at which the Insider Units were originally purchased or (vi) to the Corporation for cancellation in connection with the consummation of a Business Combination, in each case (except for clause (vi)) where the transferee agrees to the terms of the transfer restrictions and voting agreement set forth above) until after the completion of a Business Combination;

4

●	the Insider Units will be subject to customary registration rights, which shall be described in the Registration Statement;

●	the undersigned will not participate in any liquidation distribution with respect to the Insider Units (but will participate in liquidation distributions with respect to any units or shares of Common Stock purchased by the undersigned in the IPO or in the open market) if the Corporation fails to consummate a Business Combination; and

●	the Insider Units will include any additional terms or restrictions as is customary in other similarly structured blank check company offerings or as may be reasonably required by the underwriters in the IPO in order to consummate the IPO, each of which will be set forth in the Registration Statement.

The Company also agrees that so long as the Warrants included in the Private Units continue to be held by the undersigned or its permitted transferees, the Company will not redeem such Warrants and will permit the undersigned or its permitted transferees to exercise such Warrants on a cashless basis by surrendering such Warrants for that number of shares of Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of Common Stock underlying the Warrants, multiplied by the difference between the exercise price of the Warrants and the "Fair Market Value" by (y) the Fair Market Value; provided, however, that no cashless exercise shall be permitted unless the Fair Market Value is higher than the exercise price. Solely for purposes of this agreement, the "Fair Market Value" shall mean the average reported last sale price of the Common Stock for the 10 trading days ending on the day prior to the Company's receipt of the applicable exercise notice. Additionally, because the Warrants included in the Private Units are being issued in a private transaction, they may be exercisable by the undersigned or its permitted transferees for unregistered ordinary shares even if the prospectus relating to the ordinary shares issuable upon exercise of the Warrants is not current and effective.

The undersigned and the Corporation acknowledges and agrees that, in order to consummate any Business Combination, the holders of Insider Shares or Insider Units ("Holders") may be required to contribute back to the capital of the Corporation a portion of any such securities for cancellation and that such contributions will occur as follows:

●	first, all Holders other than DKU 2013 LLC, Halcyon Master Fund L,P., Covalent Capital Partners Master Fund, L.P., Jeff Hastings, and Leonard Schlemm (collectively, the "Sponsor Group"), until all Holders have the same ratio of Insider Shares to Insider Units; and

●	second, all Holders including the members of the Sponsor Group, pro rata based on the number of Insider Shares or Insider Units, as applicable, held by each Holder after giving effect to (i) above, such that in all cases the ratio of Insider Shares to Insider Units is equal.

For purposes of the immediately above provision, NPIC Limited and The K2 Principal Fund L.P. shall contribute back Insider Shares on a pro rata basis with the Sponsor Group.

5

The undersigned acknowledges and agrees that it will execute agreements in form and substance typical for transactions of this nature necessary to effectuate the foregoing agreements and obligations prior to the consummation of the IPO as are reasonably acceptable to the undersigned, including but not limited to (i) an insider letter, (ii) an escrow agreement and (iii) a registration rights agreement.

The undersigned hereby represents and warrants that:

(a)	it has been advised that the Insider Units have not been registered under the Securities Act;

(b)	it is acquiring the Insider Units for its account for investment purposes only;

(c)	it has no present intention of selling or otherwise disposing of the Insider Units in violation of the securities laws of the United States;

(d)	it is an "accredited investor" as defined by Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended;

(e)	it has had both the opportunity to ask questions and receive answers from the officers and directors of the Corporation and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder; and

(f)	it is familiar with the proposed business, management, financial condition and affairs of the Corporation.

(g)	it has full power, authority and legal capacity to execute and deliver this letter and any documents contemplated herein or needed to consummate the transactions contemplated in this letter; and

(h)	this letter constitutes its respective legal, valid and binding obligation, and is enforceable against it.

Very truly yours,

/s/ Eric S. Rosenfeld
Eric Rosenfeld

Accepted and Agreed:

Harmony Merger Corp.

By:	/s/ Thomas Kobylarz
Name: Thomas Kobylarz
Title: Chief Executive Officer

6